Investor Presentation September 2012 Exhibit 99.1

Forward Looking Statements
As provided by the safe harbor provision under the Private Securities Litigation Reform Act of 1995, Viad cautions readers that, in addition to historical information contained herein, this presentation includes certain information, assumptions and discussions that may constitute forward-looking statements. These forward-looking statements are not historical facts, but reflect current estimates, projections, expectations, or trends concerning future growth, operating cash flows, availability of short-term borrowings, consumer demand, new or renewal business, investment policies, productivity improvements, ongoing cost reduction efforts, efficiency, competitiveness, legal expenses, tax rates and other tax matters, foreign exchange rates, and the realization of restructuring cost savings.
Actual results could differ materially from those discussed in the forward-looking statements. Viad’s businesses can be affected by a host of risks and uncertainties. Among other things, natural disasters, gains and losses of customers, consumer demand patterns, labor relations, purchasing decisions related to customer demand for exhibition and event services, existing and new competition, industry alliances, consolidation and growth patterns within the industries in which Viad competes, acquisitions, capital allocations, adverse developments in liabilities associated with discontinued operations and any deterioration in the economy, may individually or in combination impact future results. In addition to factors mentioned elsewhere, economic, competitive, governmental, technological, capital marketplace and other factors, including terrorist activities or war, a pandemic health crisis and international conditions, could affect the forward-looking statements in this press release. Additional information concerning business and other risk factors that could cause actual results to materially differ from those in the forward-looking statements can be found in Viad’s annual and quarterly reports filed with the Securities and
Exchange Commission.
  Information about Viad Corp obtained from sources other than the company may be out-of-date or incorrect.
Please rely only on company press releases, SEC filings and other information provided by the company, keeping in mind that forward-looking statements speak only as of the date made. Viad undertakes no obligation to update any forward-looking statements, including prior forward-looking statements, to reflect events or circumstances arising after the date as of which the forward-looking statements were made.

Viad Overview
Viad Corp (NYSE: VVI) operates 2 business units:
Travel & Recreation
Group,
comprised of
Brewster, Glacier Park, and Alaska Denali
Travel.
Marketing & Events Group, comprised of
Global Experience Specialists (GES) and
affiliates.

Company Highlights
Rapidly growing Travel & Recreation business
providing high-end leisure travel experiences in and
around North American national parks
Global leader in producing some of the largest and
most prestigious tradeshows and exhibitions
Balance sheet strength
$78.0 million in cash (6/30/12)
0.6% debt-to-capital (6/30/12)
$0.10 per share quarterly dividend (150% increase)
Recently increased from $0.04 per share quarterly
Recurring revenue streams
90+% show retention rate
Leading and defensible market positions

Travel & Recreation Group 5

Viad’s Travel & Recreation Group, comprised of Brewster, Glacier Park, Inc. and
Alaska Denali Travel, offers experiential leisure travel services and rich front-
country experiences to national park visitors.
Travel & Recreation (T&R)
Hospitality
Recreational Attractions
Package Tours
Ground Transportation
Services
Services
Strengths
Strengths
Exclusive and unique services
One-of-a-kind attractions
Largest concessionaire in Montana’s
Glacier National Park (GNP)
One of three in-holdings in Denali
National Park and Preserve (Alaska)
Strong cash flows and ROIC
Strong operating margins
Attractions offer the highest margins
Hospitality margins are also strong
Package Tours and Transportation
margins are lower, but these businesses
help drive volume to Viad’s Attractions
and Hotels
2011 Revenue Mix
Hospitality Attractions Transportation Packaged Tours
36%
33%
14%
17%

Travel & Recreation: Hospitality
The Travel & Recreation Group provides lodging
accommodations in and around Glacier National Park, Denali
National Park and Preserve, Banff National Park and Jasper
National Park.
Owned Hotels
Banff International Hotel Banff National Park, AB
Glacier Park Lodge East Glacier, MT
Grouse Mountain Lodge Whitefish, MT
Mount Royal Hotel Banff National Park, AB
St. Mary Lodge & Resort St. Mary, MT
Prince of Wales Hotel
Denali Cabins Denali National Park, AK
Denali Backcountry Lodge Denali National Park, AK
Glacier View Inn Jasper National Park, AB
Glacier Park Concession Contract
Many Glacier Hotel Glacier National Park, MT
Lake McDonald Lodge Glacier National Park, MT
Swift Current Motor Inn Glacier National Park, MT
Rising Sun Motor Inn Glacier National Park, MT
Village Inn Motel Glacier National Park, MT
Total Room Count
Waterton Lakes Nat’l Park, AB May – Sept 86
46
115
924
510
1,434
Location Operating Season Rooms
Year-round
May – Sept
Year-round
May – Sept
Year-round
May – Sept
May – Sept
April – Oct
May – Sept
May – Sept
May – Sept
May – Sept
May – Sept
214
100
88
72
36
32
42
135
145
161
162

Travel & Recreation: GNP Concession Contract
Glacier Park, Inc. (GPI) has been the chosen concessionaire in Glacier National
Park since 1980.
Concession contract covers all services provided by GPI within Glacier National Park
510 out of 1,017 total rooms in the Glacier National Park area are operated under the concession contract
Concession contract was set to expire on 12/31/05 but has been extended on a year-
to-year basis through 12/31/12; likely to be extended again through 12/31/13 (bid process is still pending)
Two-day site visit for prospective bidders took place Sept 19 – 20, 2012
Possible terms for a new contract would be for 10, 15, or 20 years
Viad is well-positioned for contract bid process

Travel & Recreation: Hospitality Metrics
**
**Excludes 2012 Banff Int’l acquisition (162 rooms) and rooms under renovation in 2011 at Many Glacier Hotel (111 rooms).
* RevPAR defined as revenues from room sales divided by the number of rooms available. Amount shown represents simple average of all T&R hospitality properties.
Hospitality revenue growth is being fueled by acquisitions of new properties and improved RevPAR
$28.2
$31.0
$37.4
$0
$5
$10
$15
$20
$25
$30
$35
$40
2009 2010 2011
Hospitality Revenues
$124
$131
$131
924 924
1,161
700
800
900
1000
1100
1200
$100
$110
$120
$130
$140
$150
$160
$170
$180
$190
$200
2009 2010 2011
RevPAR Room Count
Room Count vs. RevPAR*

Travel & Recreation: Attractions
The Travel & Recreation Group offers unique
attractions that enhance the guest experience,
including:
The Banff Gondola, which offers visitors an unobstructed
view of the Canadian Rockies and overlooks the town of
Banff, Alberta (~475,000 passengers in 2011)
Tours of the Athabasca Glacier on the Columbia Icefield
aboard Ice Explorers (~315,000 passengers in 2011)
Boat cruises on Lake Minnewanka in Banff (~33,000
passengers in 2011)
Interpretive tours in Glacier National Park on authentic
1930s red touring buses (~48,000 passengers in 2011)
Coming soon: Glacier Discovery Walk

$ millions
$40
$35
$30
$25
$20
$15
$10
$5
$0
$25.0
$30.1
$34.2
2009
2010
2011

Revenue per Passenger
# of Passengers
$60
$55
$50
$45
$40
$35
$30
$25
$20
900,000
850,000
800,000
750,000
700,000
650,000
600,000
550,000
500,000
775,301
830,323
873,870
$37.85
$40.80
$42.30
2009
2010
2011
Rev per Passenger
# of Passengers

Travel & Recreation: Attractions Metrics
Attractions Revenues # of Passengers vs. Rev per Passenger*
* Rev per Passenger defined as total attractions revenue divided by number of passengers. Amount shown represents simple average of all
T&R attractions.
Attractions revenue growth driven by price and volume increases

Travel & Recreation: Transportation and Package Tours
The Travel & Recreation Group provides ground
transportation services to group tours and individual
travelers, including:
Charter motorcoach services
Sightseeing
Airport shuttle and other scheduled services
The Travel & Recreation Group offers in-bound package
tours throughout Canada and in Alaska
Drives traffic to our hotels, attractions and transportation services
Incorporates other tourism products/activities, including
rail, skiing, sightseeing

Travel & Recreation: Transportation and Package Tours
Transportation and Package Tours revenues are also on the rise
$9.8
$12.7
$17.4
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20
2009 2010 2011
Package Tours Revenues
$15.8
$14.8
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
2009 2010 2011
$12.1
Transportation Revenues
*
*
Includes higher revenues from transportation business related to the 2010 Winter Olympic and Paralympic Games.

Travel & Recreation: Acquisition Criteria
•
“Buy right” – location, asset, price, ROIC, and terms
•
Significant opportunity to add value to acquired assets
•
Leverage economies of scale – e.g., leveraging our major suppliers, such as our service supplier, to lower the cost of purchases, leveraging G&A
•
Leverage economies of scope – e.g., cross-sell overnight guests into high margin recreational attractions; cross-sell visitors at one attraction to add on another attraction; utilize our extensive sales and marketing network to drive higher occupancy & RevPAR at acquired hotels
•
Improve lodging amenities leading to enhanced visitor experience
•
Apply Viad’s T&R professional facilities management to increase efficiency /
asset productivity

Marketing & Events Group

Marketing & Events Group: Overview
The Marketing & Events Group is a leading global exhibition and tradeshow producer offering best-in-class event production, cutting-edge creative and design, and service delivery.
Exhibitions & Events
Official Services Contractor
Exhibitor Appointed Contractor
Other Marketing Services
Branded Entertainment (owned touring
exhibitions, works for hire)
Retail (holiday installations, kiosks, retail
merchandizing units)
Clients include:
Show organizers
Corporate brand marketers
Movie studios
Retail shopping centers
Services
Services
Strengths
Strengths
A leading market position
Global reach
Leading positions in US, Canada, UK and
UAE
Global relationships
Long-term contracts and strong backlog of
business
Typical contract length is 3 – 5 years
Revenue backlog of $1 Billion+
Good customer and industry diversity
Largest single show provides less than 5%
of M&E annual revenue
Shows span a broad range of industries,
reducing exposure to any one industry

Marketing & Events: Business Mix
Revenues: U.S. vs. Int’l *
Operating Margins: U.S. vs. Int’l
* Excludes intercompany eliminations.
** EAC stands for Exhibitor Appointed Contractor.
$0
$200
$400
$600
$800
$1,000
2009 2010 2011
U.S. Int'l.
-6%
-4%
-2%
0%
2%
4%
6%
2009 2010 2011
$568.4 $571.0
$631.4
$172.6
$197.8
$218.6
-3.9%
-2.7%
-1.0%
5.3%
5.1%
5.2%
U.S. Int'l.
73%
24%
2%
1%
Exhibitions - Official Services Contracting
Exhibitions - EAC** and Other
Branded Entertainment
Retail
2011 US Revenues by Major LOB
32%
68%
2011 Int’l Revenues by Region
Canada EMEA

Marketing & Events (U.S.): Exhibitions & Events
Installing & Dismantling
Logistics/Transportation
Exhibit Rental
Furnishings & Carpet
Graphics
Lighting
Storage
Refurbishing
ROI Analysis
Show Planning &
Production
Look & Feel Design
Layout & Floor Plan
Designs
Furnishings & Carpet
Signage
Show Traffic Analysis
*Note: Exclusive services vary by show
Material Handling (Drayage)
Electrical Distribution
Cleaning
Plumbing
Overhead Rigging
Booth Rigging
Exhibit Construction
Exhibit Program
Development & Design
Brand Planning
Integrated Marketing
Campaigns
At-Event Activities

Show Organizer:
~20% of M&E U.S. revenue
Exhibitor Exclusive:*
~33% of M&E U.S. revenue
Exhibitor Discretionary:
~20% of M&E U.S. revenue
Program Exhibitors:
~25% of M&E U.S. revenue
GES competes with other
vendors to provide non-
exclusive services to Exhibitors
Official Services Contract with Show Organizer
gives GES  the exclusive right to provide services
to Show Organizer and Exhibitors

Marketing & Events (U.S.): Industry Size/Growth
Viad’s Marketing & Events Group derives the majority of its revenues from the
$11.9* Billion Exhibition and Events Industry.
Graph Data Source: Center for Exhibition Industry Research (CEIR), CEIR Index.

* Data Source: 2010 IBIS Report
Post-recession growth rates are stronger than in recent history
2.1%
1.5%
2.6%
1.9%
11.5%
1.2%
3.4%
2.4%
1.7%
1.6%
2.8%
10.4%
0.7%
2.5%
0.6%
1.5%
2.8%
3.8%
7.1%
3.2%
3.2%
14%
12%
10%
8%
6%
4%
2%
0%
2%
4%
6%
2005 2006 2007 2008 2009 2010 2011
Net Sq. Ft. Exhibitors Attendees
-
-
-
-
-
-
-
-
-
-
-
-
-
-
-
-
Year-over- Year Change in Industry Metrics

$ millions
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212

$ millions
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212

Marketing & Events (U.S.): Show Revenues
8.3%  growth in Base Same-
Show revenues 6/30/12 YTD
GES services ~5 to ~15 non-annual
shows >$250k in rev. each year
Major non-annual shows include:
Every 2 Years:
• IMTS – Q310, Q312
• IWF – Q310, Q312
• PROMAT – Q109, Q111, Q113
Every 3 Years:
• CONEXPO-CON/AGG – Q111,
Every 4 Years:
• MINExpo – Q312
Strong base of recurring revenues, with long-term contracts and high renewal rate
Q114
Shows That Occur in the Same Quarter, Same City Each
Year (Base Same-Shows)
Shows That DO NOT Occur in the Same Quarter, Same City
Each Year (all the other shows)
$107
$36
$44
$29
$94
$40
$43 $36
$100
$46
$49
$38
$112
$49
$160
$140
$120
$100
$80
$60
$40
$20
$0
$49
$54
$34
$48
$38
$54
$58
$41
$82
$57
$40
$50 $49
$66
$160
$140
$120
$100
$80
$60
$40
$20
$0
Same Qtr - Dif City
Same Yr - Dif Qtr
Non-Annual & Other

$ millions

$ millions

$ millions

$ millions

VIAD

Marketing & Events (U.S.): Revenue Growth
$22.5
$26.9
$20.9
$0
$10
$20
$30
$40
2009 2010 2011
Shows That Occur in the Same Year,
Different Quarter Each Year
$216.0
$212.1
$232.3
$0
$50
$100
$150
$200
$250
$300
2009 2010 2011
Shows That Occur in the Same
Quarter, Same City Each Year
(Base Same- Shows)
$94.5
$90.3
$94.9
$0
$30
$60
$90
$120
2009 2010 2011
Shows That Occur in the Same
Quarter, Different City Each Year
$67.1
$74.8
$112.3
$0
$25
$50
$75
$100
$125
2009 2010 2011
Non- Annual Shows & Other

Marketing & Events (U.S.): Margin Improvement
Key Initiatives
Focus on labor management to improve
variable costs
Drive down fixed expenses through
consolidation of service delivery network
Tight control over discretionary SG&A
Increase show floor penetration
Expect incremental margins of 20%+ on revenues beyond current revenue run rate.
Variable
Labor
Other
Variable
Costs
Semi
Variable
Costs
Fixed
Costs
Cost Structure (2011)
-

Marketing & Events (U.S.): Labor Management
Key Initiatives
•
Labor productivity gains at
show site
•
Rigorous & strategic planning
•
Introduction of new tools to
support planning,
measurement and
benchmarking
•
Mutually favorable union
agreements
•
Wage / benefits rates
•
Work rules
37.4%
36.9%
36.8%
30.0%
32.0%
34.0%
36.0%
38.0%
40.0%
2009 2010 2011
Variable Labor as a % of Revenues
(Base Same-Shows)

Marketing & Events (U.S.): Reduction in Overhead
Key Initiatives
Optimize U.S. Service Delivery
Network
•
Reduce invested capital and
operating expenses through
rationalization of facilities,
inventory and equipment
•
Achievements to date:
•
~30% reduction in facilities
square footage since 2008
•
~$6 million facility cost
reduction 2012 vs. 2008
•
Analysis is ongoing
Tight control over discretionary
SG&A
0.0
0.5
1.0
2.0
2.5
3.0
3.5
4.0
2008 2012
U.S. Service Delivery Network Sq. Ft.
1.5
3.6
2.5

Marketing & Events Group: Profit Improvement
Total M&E Revenues Total M&E Operating Margins
Targeting 5% operating margins for Total M&E in 2014, driven by initiatives to improve
U.S. profitability
$730.5
$756.5
$840.6
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2009 2010 2011
-1.8%
-0.7%
0.6%
-2.0%
-1.5%
-1.0%
-0.5%
0.0%
0.5%
1.0%
2009 2010 2011

Financials 26

Selected Annual Financials
Revenues
Operating Income
Income Before Other Items Per Share*
Adjusted EBITDA*
*A reconciliation of this non-GAAP measure can be found in the Appendix.
$805.8
$844.8
$942.4
$0
$200
$400
$600
$800
$1,000
$1,200
2009 2010 2011
$4.2
$14.8
$25.4
$0
$5
$10
$15
$20
$25
$30
$35
2009 2010 2011
($0.11)
$0.19
$0.55
($0.30)
($0.20)
($0.10)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
2009 2010 2011
$12.8
$32.3
$43.3
$0
$10
$20
$30
$40
$50
$60
2009 2010 2011

$ millions

$ millions

$ millions

$ per share

VIAD

Selected Quarterly Financials
Revenues
Operating Income Income Before Other Items Per Share*
Adjusted EBITDA*
*A reconciliation of this non-GAAP measure can be found in the Appendix
$218.3
$215.1
$187.0
$290.1
$238.7
$216.2
$197.4
$268.8
$246.5
$0
$50
$100
$150
$200
$250
$300
$350
Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212
$12.5
$14.5
$0.8
$23.1
$14.8
$9.7
($4.3)
$8.9
$16.0
-$10
-$5
$0
$5
$10
$15
$20
$25
$30
Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212
$7.7
$9.9
($3.1)
$17.3
$9.9
$5.4
($7.2)
$5.5
$10.5
-
-
$0
$5
$10
$15
$20
$25
Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212
$0.17
$0.23
($0.20)
$0.49
$0.26
$0.06
($0.27)
$0.12
$0.29
($0.40)
($0.30)
($0.20)
($0.10)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212
$5
$10

Selected Balance Sheet Highlights
As of June 30, 2012:
Cash: $78.0 million
Shares Outstanding: 20.3 million
Debt: $2.6 million
Debt to Capital: 0.6%
Free Cash Flow* CapEx
*A reconciliation of this non-GAAP measure can be found in the appendix
($30.9)
$23.0
$10.0
($40)
($30)
($20)
($10)
$0
$10
$20
$30
2009 2010 2011
$21.3
$17.0
$21.5
$0
$5
$10
$15
$20
$25
2009 2010 2011

Disciplined Capital Deployment
Selective investments to support organic growth
Strategic acquisitions after careful due diligence
Strategic fit in or adjacent to Viad’s core businesses
Good cultural fit
Economic return criteria met
Quarterly Dividend
$0.10 per share effective October 2012 (150%
increase over prior quarterly dividend of $0.04 per
share)
Share Repurchases
250,760 shares were repurchased in 2011
356,300 shares were repurchased in 2010
2.8 million shares were repurchased between 2006-
2008
53,621 shares remaining under announced
authorization as of June 30, 2012
Viad’s strong balance sheet enables the company to employ a disciplined capital deployment strategy.
Debt-to-Capital
Net Cash:     $103.6M            $136.8M          $97.1M
3.2%
2.3%
0.8%
0.0%
1.0%
2.0%
3.0%
4.0%
2009 2010 2011

Appendix 31

Reconciliation of Income Before Other Items Per Share
(1)
(1) This non-GAAP measure should be considered in addition to, but not as a substitute for, a similar measure presented in accordance with GAAP.
2009 2010 2011
Income (Loss) Before Other Items per Share:
Income (loss) from continuing operations attributable
to Viad
$(5.28) $0.01 $0.43
Impairment charges, net of tax 4.92 0.01 --
Restructuring charges, net of tax 0.43 0.13 0.12
Resolution of tax matters (0.18) 0.04 --
Income (loss) before other items $(0.11) $0.19 $0.55
Weighted average outstanding and potentially
dilutive common shares (thousands)
19,960 20,277 20,055

Reconciliation of Income Before Other Items Per Share
(1)
(1) This non-GAAP measure should be considered in addition to, but not as a substitute for, a similar measure presented in accordance with GAAP.
Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212
Income (Loss) Before Other Items
per Share:
Income (loss) from continuing operations
attributable to Viad
$0.15 $0.23 $(0.24) $0.48 $0.22 $0.06 $(0.35) $0.05 $0.27
Impairment charges, net of tax
-- -- 0.01 -- -- -- -- -- --
Restructuring charges, net of tax 0.02 0.01 0.05 0.01 0.04 -- 0.08 0.07 0.02
Resolution of tax matters
-- (0.01) (0.02) -- -- -- -- -- --
Income (loss) before other items $0.17 $0.23 $(0.20) $0.49 $0.26 $0.06 $(0.27) $0.12 $0.29
Weighted average outstanding and
potentially dilutive common shares
(thousands)
20,375 20,309 19,709 20,080 20,121 20,033 19,569 19,917 19,961

Reconciliation of Adjusted EBITDA
(1)
(1) This non-GAAP measure should be considered in addition to, but not as a substitute for, a similar measure presented in accordance with GAAP.
Adjusted EBITDA ($ Millions) 2009 2010 2011
Net income (loss) attributable to Viad
$(104.7) $0.4 $9.2
Income from discontinued operations (0.7) (0.3) (0.5)
Impairment charges 116.9 0.3 --
Interest expense 1.7 1.8 1.5
Income taxes (28.6) 1.7 3.9
Depreciation and amortization 28.3 28.3 29.1
Adjusted EBITDA $12.8 $32.3 $43.3
Note: Calculated amounts presented above are calculated using dollars in thousands.

Reconciliation of Adjusted EBITDA
(1)
(1) This non-GAAP measure should be considered in addition to, but not as a substitute for, a similar measure presented in accordance with GAAP.
Adjusted EBITDA
($ Millions)
Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212
Net income (loss)
attributable to Viad
$3.0 $4.8 $(4.4) $9.8 $4.5 $1.2 $(6.3) $1.0 $6.1
Income from
discontinued
operations
-- -- (0.3) -- -- -- (0.5) -- (0.6)
Impairment charges -- -- 0.3 -- -- -- -- -- --
Interest expense 0.5 0.5 0.4 0.4 0.4 0.4 0.3 0.4 0.3
Income taxes 1.8 1.9 (2.2) 5.9 2.6 0.5 (5.1) 0.5 2.3
Depreciation and
amortization
7.2 7.3 6.9 7.0 7.3 7.6 7.2 7.0 8.0
Adjusted EBITDA $12.5 $14.5 $0.8 $23.1 $14.8 $9.7 $(4.3) $8.9 $16.0
Note: Calculated amounts presented above are calculated using dollars in thousands.

Reconciliation of Free Cash Flow (1)
(1) This non-GAAP measure should be considered in addition to, but not as a substitute for, a similar measure presented in accordance with GAAP.
Free Cash Flow ($ Millions) 2009 2010 2011
Net cash provided by (used in) operating activities
$(6.2) $43.3 $34.7
Less:
Capital expenditures (21.3) (17.0) (21.5)
Dividends paid (3.3) (3.3) (3.2)
Free cash flow (outflow) $(30.9) $23.0 $10.0
Note: Calculated amounts presented above are calculated using dollars in thousands.